[ING FUNDS LOGO]

                                                          Exhibit 13(D)

August 21, 2003

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VIII and ING Principal Protection Fund IX, each a newly established series of ING Equity Trust, ING GET U.S. Core Portfolio - Series 3, ING GET U.S. Core Portfolio - Series 4, ING GET U.S. Core Portfolio - Series 5 and ING GET U.S. Core Portfolio - Series 6, each a newly established series of ING Variable Insurance Trust, and ING American Funds Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth-Income Portfolio, each a newly established series of ING Investors Trust (the "New Funds") upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding the above mentioned funds to Exhibit A of the Agreement.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                                    Very sincerely,

                                                     /s/ Robert S. Naka
                                                    -----------------------
                                                    Robert S. Naka
                                                    Senior Vice President

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By: /s/ Nick Horvath
    --------------------------------------------
Name: Nick Horvath
Title: Director of Operations, Duly Authorized

                                  Tel: 480-477-3000                   ING Equity Trust
250035.1.03 12/19/2003 7:03PM     Fax: 480-477-2700       ING Variable Insurance Trust
7337 E. Doubletree Ranch Rd.      www.ingfunds.com                 ING Investors Trust
Scottsdale, AZ 85258-2034

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                                             TYPE OF              STATE OF               TAXPAYER
                TAXPAYER/FUND NAME*                        ORGANIZATION         ORGANIZATION             I.D. NO.
                -------------------                        ------------         ------------             --------
ING CORPORATE LEADERS TRUST FUND                          Trust                 New York                13-6061925

ING EQUITY TRUST                                          Business Trust        Massachusetts           N/A
    ING Convertible Fund                                                                                33-0552461
    ING Disciplined LargeCap Fund                                                                       06-1533751
    ING Equity and Bond Fund                                                                            33-0552418
    ING Financial Services Fund                                                                         95-4020286
    ING Growth Opportunities Fund                                                                       04-2886865
    ING Large Company Value Fund                                                                        22-1644924
    ING LargeCap Growth Fund                                                                            33-0733557
    ING MidCap Opportunities Fund                                                                       06-1522344
    ING MidCap Value Fund                                                                               86-1048451
    ING Principal Protection Fund                                                                       86-1033467
    ING Principal Protection Fund II                                                                    86-1039030
    ING Principal Protection Fund III                                                                   86-1049217
    ING Principal Protection Fund IV                                                                    82-0540557
    ING Principal Protection Fund V                                                                     27-0019774
    ING Principal Protection Fund VI                                                                    48-1284684
    ING Principal Protection Fund VII                                                                   72-1553495
    ING Principal Protection Fund VIII                                                                  47-0919259
    ING Principal Protection Fund IX                                                                    TBD
    ING Real Estate Fund                                                                                43-1969240
    ING SmallCap Opportunities Fund                                                                     04-2886856
    ING SmallCap Value Fund                                                                             86-1048453
    ING Tax Efficient Equity Fund                                                                       23-2978988

ING FUNDS TRUST                                           Business Trust        Delaware                N/A
    ING Classic Money Market Fund                                                                       23-2978935
    ING GNMA Income Fund                                                                                22-2013958
    ING High Yield Bond Fund                                                                            23-2978938
    ING High Yield Opportunity Fund                                                                     33-0715888
    ING Intermediate Bond Fund                                                                          52-2125227
ING FUNDS TRUST CONT.

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                                             TYPE OF              STATE OF               TAXPAYER
                TAXPAYER/FUND NAME*                        ORGANIZATION         ORGANIZATION             I.D. NO.
                -------------------                        ------------         ------------             --------
    ING Lexington Money Market Trust                                                                    13-6766350
    ING Money Market Fund                                                                               86-0955273
    ING National Tax-Exempt Bond Fund                                                                   23-2978941
    ING Strategic Bond Fund                                                                             33-6170208

ING INVESTMENT FUNDS, INC.                                Corporation           Maryland                N/A
    ING MagnaCap Fund                                                                                   22-1891924

ING INVESTORS TRUST                                       Business Trust        Massachusetts           N/A
ING American Funds Growth Portfolio                                                                     55-0839555
ING American Funds Growth-Income Portfolio                                                              55-0839542
ING American Funds International Portfolio                                                              55-0839952

ING MAYFLOWER TRUST                                       Business Trust        Massachusetts           N/A
    ING Growth + Value Fund                                                                             06-1465531
    ING International Value Fund                                                                        06-1472910

ING MUTUAL FUNDS                                          Business Trust        Delaware                N/A
    ING Emerging Countries Fund                                                                         33-0635177
    ING Global Real Estate Fund                                                                         86-1028620
    ING International Fund                                                                              22-3278095
    ING International SmallCap Growth Fund                                                              33-0591838
    ING Precious Metals Fund                                                                            13-2855309
    ING Russia Fund                                                                                     22-3430284
    ING Worldwide Growth Fund                                                                           33-0552475
    ING Global Equity Dividend Fund                                                                     55-0839557
    ING Foreign Fund                                                                                    72-1563685

ING PRIME RATE TRUST                                      Business Trust        Massachusetts           95-6874587

ING SENIOR INCOME FUND                                    Business Trust        Delaware                86-1011668

ING VARIABLE INSURANCE TRUST                              Business Trust        Delaware                N/A
    ING VP Worldwide Growth Portfolio                                                                   25-6705433
    ING GET U.S. Core Portfolio - Series 1                                                              43-2007006
    ING GET U.S. Core Portfolio - Series 2                                                               41-2107140
    ING GET U.S. Core Portfolio - Series 3                                                              32-0090501
    ING GET U.S. Core Portfolio - Series 4                                                              32-0090502
    ING GET U.S. Core Portfolio - Series 5                                                              32-0090504
    ING GET U.S. Core Portfolio - Series 6                                                              32-0090505
    ING GET U.S. Opportunity Portfolio - Series 1                                                       43-2007032
    ING GET U.S. Opportunity Portfolio - Series 2                                                       TBD

     * This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                                             TYPE OF              STATE OF               TAXPAYER
                TAXPAYER/FUND NAME*                        ORGANIZATION         ORGANIZATION             I.D. NO.
                -------------------                        ------------         ------------             --------
ING VARIABLE PRODUCTS TRUST                               Business Trust        Massachusetts           N/A
    ING VP Convertible Portfolio                                                                        86-1028318
    ING VP Disciplined LargeCap Fund                                                                    06-6397003
    ING VP Emerging Countries Portfolio                                                                 86-1028317
    ING VP Financial Services Portfolio                                                                 86-1028316
    ING VP Growth + Value Portfolio                                                                     06-6396994
    ING VP Growth Opportunities Portfolio                                                               06-6493759
    ING VP High Yield Bond Portfolio                                                                    06-6396995
    ING VP International Portfolio                                                                      86-1028314
    ING VP International SmallCap Growth Portfolio                                                      86-1028313
    ING VP International Value Portfolio                                                                06-6453493
    ING VP Large Company Value Portfolio                                                                86-1028315
    ING VP LargeCap Growth Portfolio                                                                    86-1028309
    ING VP MagnaCap Portfolio                                                                           06-6493762
    ING VP MidCap Opportunities Portfolio                                                               06-6493760
    ING VP SmallCap Opportunities Portfolio                                                             06-6397002

ING VP EMERGING MARKETS FUND, INC.                        Corporation           Maryland                06-1287459

ING VP NATURAL RESOURCES TRUST                            Business Trust        Massachusetts           22-2932678

Last Approved:  August 21, 2003

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.